SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement      [ ]Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            Ugly Duckling Corporation

                (Name of Registrant as Specified in Its Charter)

                            -------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                               [UDC COMPANY LOGO]

Greg Sullivan

CEO and
President

April 10, 2000



To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Ugly Duckling Corporation on Tuesday, May 23, 2000 at 4 o'clock in the afternoon at the Hilton Squaw Peak located at 16th Street and Morton, Phoenix, Arizona.

At this meeting, we are asking you to vote on the election of our directors and on an amendment to our Certificate of Incorporation to authorize our Board of Directors to create additional series of common stock. You should read the enclosed Proxy Statement carefully before you vote.

The accompanying Notice of Annual Meeting and Proxy Statement contains details regarding admission to the meeting, voting for the meeting and the business to be conducted at the meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Please vote by mail using the enclosed proxy card to ensure your representation at the annual meeting, if you do not attend in person.

Thank you for your ongoing support of Ugly Duckling.

Very truly yours,



Greg Sullivan
Chief Executive Officer
And President

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS...........................................................................  1


SUMMARY............................................................................................................  2


GENERAL INFORMATION................................................................................................  3


BOARD OF DIRECTORS, BOARD COMMITTEES AND OTHER BOARD INFORMATION...................................................  4


PROPOSAL TO BE VOTED ON ITEM NO. 1 - ELECTION OF DIRECTORS and item no. 2 - create serial common stock.............  5


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................................... 12

   BENEFICIAL OWNERSHIP TABLE...................................................................................... 17
   Section 16(a) Beneficial Ownership Reporting Compliance......................................................... 19

COMPENSATION OF EXECUTIVE OFFICERS, BENEFITS AND RELATED MATTERS

   SUMMARY COMPENSATION TABLE...................................................................................... 20
   OPTION GRANTS IN LAST FISCAL YEAR............................................................................... 21
   RECENT OPTION GRANTS IN 1999.................................................................................... 21
   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES............................... 22
   Long Term Incentive Plan........................................................................................ 22
   1998 Executive Incentive Plan................................................................................... 23
   401(k) Plans.................................................................................................... 23
   Contracts with Directors and Executive Officers and Severance Arrangements...................................... 24
   Change of Control Arrangements.................................................................................. 25
   Compensation Committee Report on Executive Compensation......................................................... 25
   Stockholder Return Performance Graph............................................................................ 30
   Compensation Committee Interlocks and Insider Participation..................................................... 31

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS........................................................................... 31


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................... 31


ADDITIONAL INFORMATION............................................................................................. 32



    In accordance with Securities and Exchange Commission initiatives to simplify the presentation of complex financial information, we have prepared this proxy statement and accompanying proxy card using "plain English" guidelines.

                            UGLY DUCKLING CORPORATION

                       2525 East Camelback Road, Suite 500

                                Phoenix, AZ 85016

                                 (602) 852-6600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

o   DATE & TIME               Tuesday, May 23, 2000 From 4:00 - 6:00 p.m.

o   PLACE                     Hilton Squaw Peak
                              16th Street and Morton
                              Phoenix, AZ  85020

o   ITEMS OF BUSINESS         * Proposal to be Voted  on Item No. 1  -  Election
                              of Directors: To elect 5 directors for 1-year terms;

                              * Proposal to be voted on Item No. 2 - Approve and adopt an amendment to our certificate of incorporation to authorize the creation of a series of "blank check" common stock; and

                              * To consider other business as may  properly come
                              before  the  meeting,  or  any   adjournment(s) or
                              postponement(s) of the meeting.

                              We are not presently aware of any other business to come before the meeting. Your Board of Directors unanimously believes that Item No. 1 and Item No. 2 proposed by the board are in the best interests of Ugly Duckling and its stockholders, and so recommends a vote "FOR" Item No. 1 and Item No. 2 on the enclosed proxy card.

o   RECORD DATE               Monday, April 3, 2000. You are entitled to vote if
                              you were a stockholder at the close of business on this record date.

o VOTING BY PROXY Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to page _ of this proxy statement and the instructions on the proxy card.

                              By Order of the Board of Directors

                              Jon D. Ehlinger

                              General Counsel and Secretary

                              Phoenix, Arizona
                              April 3, 2000

We are distributing this proxy statement and accompanying proxy card on or about April 10, 2000.

YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY. WE ARE PROVIDING A POSTAGE-PAID ENVELOPE FOR MAILING IN THE UNITED STATES.

                                     SUMMARY

         The following is a summary of certain information contained in this proxy statement. This summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information included elsewhere in this proxy statement.

o   1999 Annual Meeting:      May 23, 2000, Hilton Squaw Peak, 4:00 - 6:00 p.m.,
                              16th Street & Morton, Phoenix, AZ 85020

o   Purpose of the Meeting:   To consider and vote on the items described below.

o   Agenda/Proposal:          o Item 1.  Elect 5 directors for 1-year terms. All
                              director  candidates are incumbent directors.  The
                              The description of this Item begins on page ___.

                              o Item 2. Approve and adopt an amendment to our certificate of incorporation authorizing our board of directors to create and issue common stock in one or more series, with such limitations and restrictions as the board of directors may determine, without further authorization from our stockholders. The description of this Item begins on page ____.

                               * Item 3.  Any other proper business.

o   Voting:                   You  are  entitled  to vote if you are a holder of
                              our   common  stock,  as  recorded  in  our  stock
                              register,  on the  record  date.  You get one vote
                              for  each   share  of  common  stock  held.    The
                              election of directors requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the meeting and entitled to vote in the election of directors.
                              The amendment to our certificate of incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock.

o                              Proxies:  Unless  you  tell us on the  proxy card
                              to vote differently, we will vote your signed and returned proxies "FOR" the board's nominees and "FOR" Item No. 2. The board or proxy holders will use their discretion on other matters.

o   Proxies Solicited by:     Our board of directors.

o   Record Date:              April 3, 2000.  If you  were a  stockholder at the
                              close of business on that date, you may vote at the meeting.

o   First Mailing Date:        We  anticipate first mailing this proxy statement
                              and the accompanying proxy card on or about April 10, 2000.

o   Revoking Your Proxy:      You may  revoke your  proxy  before it is voted at
                              the meeting. For specific instructions, please refer to page ___ of this proxy statement.

o   Proxy Solicitation:       Corporate Investors Communications, Inc. will help
                              us solicit proxies for a fee, plus their expenses.
                              We  will   reimburse  banks,   brokers  and  other
                              nominees  and  fiduciaries for expenses they incur
                              in sending  these  materials to you and  obtaining
                              your voting  instructions, if you are a beneficial
                              holder of  our  common  stock.  Our  directors and
                              employees   may  also  help  us   solicit  for  no
                              additional compensation.

                               GENERAL INFORMATION

Who May Vote

Common stock is our only class of voting securities. As one of our stockholders, you are entitled to one vote for each share of common stock you hold "of record" on each matter of business at the meeting. "Of record" means as recorded in our stock register. Only holders of record of our common stock at the close of business on the record date will be entitled to vote at the meeting, either in person or by valid proxy.

How to Vote

You may vote in person at the meeting or by proxy. The only way to vote by proxy is by mail. Instructions are provided below and on your proxy card. We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting, if you want to change.

How Proxies Work

Our board of directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct on your proxy card. As to Item No. 1 (Election of Directors), you may vote for all, some, or none of our director candidates. As to Item No. 2 (amendment to our certificate of incorporation), you may vote for or against the proposal or abstain from voting. A proxy in the accompanying form which you properly execute, return and do not revoke will be voted in accordance with your direction. If you return a properly signed and dated proxy card but do not mark any choices on a particular item, we will vote your shares in accordance with the recommendations of the board. The board has recommended a vote "FOR" each of our director candidates and "FOR" Item No. 2.

You may receive more than one proxy card in the mail depending on how you hold your shares. Also, if you have shares that are held by your stockbroker or through another nominee you may get material from them asking how you want to vote.

Quorum

To carry on the business of the meeting, we must have "a quorum." This means at least a majority of the outstanding shares entitled to vote must be represented at the meeting, either in person or by proxy. Shares owned by Ugly Duckling are not voted and do not count for this purpose.

Additional Voting Information

Our Inspector of Elections will count ballots cast at the annual meeting. The Inspector of Elections will also determine whether a quorum exists and will announce on a tentative basis at the meeting whether Item No. 1 and Item No. 2 are approved. The Inspector of Elections will treat abstentions and broker "non-votes" received as shares that are present and entitled to vote for purposes of determining a quorum with respect to a particular matter, but will not count such shares as voting for that matter. A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Votes Needed

The affirmative vote of a plurality of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal to elect directors (Item No. 1) is required to elect each director. Accordingly, if a quorum is present at the meeting, the 5 persons receiving the greatest number of votes will be elected to serve as directors. Therefore, withholding authority to vote for one or more directors and non-voted shares will not affect the outcome of the election of directors. As indicated above, you may vote for all, some, or none of our director candidates.

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required to approve the amendment to our certificate of incorporation (Item No. 2). Abstentions and broker " non-votes" will have the same effect as a negative vote on Item No. 2.

Revoking a Proxy

You may revoke your proxy before it is voted at the meeting in several ways. To revoke:

o  attend the annual meeting and vote in person;

o  duly execute and deliver a proxy bearing a later date; or

o  deliver a signed, written   revocation letter, dated later than the proxy, to
      our Secretary at the address on page 1 of this proxy statement.

Attending in Person

You may attend the meeting only if:

o you are listed as a stockholder of record as of April 3, 2000 and bring proof of identification; or

o you hold your shares through a stockbroker or other nominee and provide proof of ownership as of April 3, 2000 by bringing either --

   o  a copy of the voting instruction card provided by your broker, or
   o  a copy of brokerage statement showing your share ownership.

If you have any questions, please contact the Ugly Duckling Secretary at our address or telephone number on page 1 of this document. The meeting will begin promptly at 4 o'clock on Tuesday, May 23, 2000 at Hilton Squaw Peak, 16th Street and Morton in Phoenix, Arizona.

        BOARD OF DIRECTORS, BOARD COMMITTEES AND OTHER BOARD INFORMATION

         Board of Directors

During the year ended December 31, 1999, our board of directors met on 19 occasions (including committee meetings and actions by unanimous written consent in lieu of a special meeting). No Ugly Duckling officer or former officer was a member of the board, except for Messrs. Garcia and Sullivan. Our board has standing audit and compensation committees. The board has no other standing committees, including a nominating or similar committee. The board also had a Special Transaction Committee in 1999 for limited purposes. The following table shows the membership of and other information on our board's 2 standing committees.

                           Committee Membership Roster
--------------------------------------------------------------------------------
Name of Director                            Audit             Compensation
--------------------------------------------------------------------------------
Non-Employee Directors:

Christopher D. Jennings                       X                    X
John N. MacDonough
Frank P. Willey                               X                    X
Ernest C. Garcia II

Employee Directors:
Gregory B. Sullivan


Audit Committee

The Audit Committee met as part of our full board several times last year. Generally, the Audit Committee reviews the professional services provided by our independent auditors, our annual financial statements and our system of internal controls. No company officer or former officer was a member of the committee. Robert J. Abrahams served as the sole member of the committee until Mr. Jennings' appointment in March 1999. In April of 1999, Mr. Abrahams stepped down from the board and Mr. Willey was appointed to the Audit Committee in his place.

Compensation Committee

The Compensation Committee of our board met 3 times in 1999. The Compensation Committee reviews our executives' salaries and administers our bonus, incentive compensation, and stock option plans, including the Long Term Incentive Plan (Incentive Plan) and the 1998 Executive Incentive Plan (Executive Plan). In addition, the committee consults with our management on compensation policies and practices. The report of the Compensation Committee for 1999 is set forth below under the caption "Compensation Committee Report on Executive Compensation." No former or present Ugly Duckling officer was a member of the Compensation Committee.

Special Transaction Committee

The board established a Special Transaction Committee in December of 1998 to pursue the sale of an operating subsidiary, Cygnet Dealer Finance. The Special Transaction Committee was composed of two members, Mr. Willey and Mr. Jennings, and met three times in 1999.

Director Attendance

During 1999, the incumbent directors attended 75% or more of both the meetings of the board and board committees on which they served. Board and board committee meetings include regular and special meetings and actions by unanimous written consent. In addition to board and committee meetings, directors discharge their responsibilities throughout the year by personal meetings and telephone contact with our executive officers and others regarding the business and affairs of Ugly Duckling.

Compensation of Our Directors and the Director Incentive Plan

We pay our independent directors $1,000 for physical attendance at meetings of the board and at meetings of committees of the board on which they serve, and we reimburse them for reasonable travel expenses for such meetings. We do not compensate board and committee members for their attendance at meetings by telephone. If a board and committee meeting are held on the same day, a member who attends both meetings will receive a combined total compensation of $1,000. In addition, under Ugly Duckling's Director Incentive Plan (Director Plan), upon initial appointment or initial election to the board, each of our independent directors receives Ugly Duckling common stock valued at $30,000 (Director Stock). Director Stock generally vests in increments of 1/3 over a three-year period. When Mr. Abrahams resigned from the board in April of 1999, we accelerated the vesting of the final one-third of Mr. Abrahams' Director Stock in recognition of his services to us as a director. We do not compensate directors who are also officers of Ugly Duckling for their service as directors and such directors are not eligible to participate in our Director Plan.

We are currently reviewing the compensation of our outside board members and we expect to make a proposal for board consideration and approval at our April, 2000 board meeting. We do not believe the current level of board compensation is reasonable when compared with director compensation at similarly situated companies. This review will include an analysis of what directors are paid at similarly situated companies and for publicly traded companies headquartered in Arizona.

                             PROPOSAL TO BE VOTED ON

                                  ITEM NO. 1 --

                              ELECTION OF DIRECTORS

Our Board of Directors Recommends a Vote "FOR" the Director Nominees Named in This Proposal for the Election of Directors.

Our directors are elected each year for a term of 1 year. At the annual meeting, you will be asked to elect 5 directors for terms that will expire at the year 2001 annual meeting of stockholders. Our board has nominated Ernest C. Garcia II, Christopher D. Jennings, John N. MacDonough, Gregory B. Sullivan and Frank
P. Willey for election to the board of directors. All are incumbent directors and were elected by the stockholders at the 1999 annual meeting. During a portion of 1999, Robert J. Abrahams also served on our board of directors. Effective on or around April 16, 1999, Mr. Abrahams resigned from the board because of personal reasons, other business commitments and related matters. Nominees for director were selected on the basis of:

o  outstanding achievement in their personal careers,

o  broad experience,

o  wisdom,

o  integrity,

o  ability to make independent, analytical inquiries,

o  understanding of the business environment, and

o  willingness to devote adequate time to board duties.

If any of our nominees become unavailable for any reason (which we do not anticipate), the proxy holders will vote the shares represented by the accompanying proxy for such other person or persons as they determine. Each director elected will serve until the following year's annual meeting, until his successor is duly elected and qualified, or until retirement, resignation or removal. See "Board of Directors, Board Committees and Other Board Information" and "Security Ownership of Certain Beneficial Owners and Management" for other information on the nominees.

You can withhold authority to vote for all nominees for director or for certain nominees for director. In order to be elected, a nominee must receive the vote of a plurality of the outstanding shares of common stock voted for directors. See "General Information - Votes Needed." Therefore, shares that are withheld and broker non-votes will have no effect on the outcome of the election of directors. Unless otherwise noted by instruction of the voting stockholder on the accompanying proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of Messrs. Garcia, Jennings, MacDonough, Sullivan and Willey as our directors.

The following table gives the name, age, principal occupation and business experience of the nominees for election as directors. Also, included for each director is the year in which he became a director for us, his positions and offices with us, family relationships, other directorships and certain other biographical information.


------------------------- -------- --------------------------------------------------------------- ---------
Name                        Age                         Business Experience                          Since
------------------------- -------- --------------------------------------------------------------- ---------
------------------------- -------- --------------------------------------------------------------- ---------
Ernest C. Garcia II         42     Chairman of the Board of Ugly Duckling since its founding in      1996
                                   1992. Mr. Garcia also served as Chief Executive Officer until
                                   July 1999 and as President from 1992 to 1996. Since 1991, Mr.
                                   Garcia has served as President of Verde Investments, Inc.
                                   (Verde), a real estate investment corporation that is an
                                   affiliate of Ugly Duckling.  See "Involvement in Certain
                                   Legal Proceedings" and "Certain Relationships and Related
                                   Transactions."
------------------------- -------- --------------------------------------------------------------- ---------
------------------------- -------- --------------------------------------------------------------- ---------
Christopher D. Jennings     46     Managing Director of Friedman, Billings, Ramsey & Co., Inc.,      1996
                                   an investment banking firm, since April 1998. Mr. Jennings served as a managing director of Cruttenden Roth Incorporated
                                   (Cruttenden Roth), also an investment banking firm, from 1995 to April 1998. From 1992 to 1994, Mr. Jennings served as a
                                   Managing Director at the investment banking firm, Sutro & Co.
                                   From 1989 to 1992, Mr. Jennings served as a Senior Managing
                                   Director at Maiden Lane Associates, Ltd., a private equity fund. Prior to 1989, Mr. Jennings served in various positions with, among others, Dean Witter Reynolds, Inc. and Warburg
                                   Paribas Becker, Inc., both of which are investment banking firms. Mr. Jennings is also a director of Global
                                   Netfinancial.com.  Mr. Jennings is a member of the
                                   Compensation Committee of the board and effective March 1999 is also a member of the Audit Committee. See "Certain
                                   Relationships and Related Transactions" and "Security
                                   Ownership of Certain Beneficial Owners and Management."
------------------------- -------- --------------------------------------------------------------- ---------
John N. MacDonough          56     Former Chairman and Chief Executive Officer of Miller Brewing     1996
                                   Company, a brewer and marketer of beer, from 1993 until April of 1999. Mr. MacDonough previously served from 1992 to 1993 as Miller Brewing's President and Chief Operating Officer.
                                   Prior to 1992, he was employed in various positions at
                                   Anheuser Busch, Inc., also a brewer and marketer of beer. Mr.
                                   MacDonough is also a director of Marshall & Ilsley Bank and
                                   Wisconsin Energy Corporation, a utility engaged in the
                                   generation, transmission, distribution and sale of electric energy. He is married to the sister of Mr. Sullivan.
------------------------- -------- --------------------------------------------------------------- ---------
------------------------- -------- --------------------------------------------------------------- ---------
Gregory B. Sullivan         41     Ugly Duckling Corporation's President since March 1996 and        1998
                                   Chief Executive Officer since July 1999. Mr. Sullivan has
                                   also served as President of Ugly Duckling Car Sales, Inc.
                                   since December 1996. From 1995 through February 1996, Mr.
                                   Sullivan was a consultant for us. He formerly served as
                                   President and principal stockholder of National Sports Games,
                                   Inc., an amusement game manufacturing company that he
                                   co-founded in 1989 and sold in 1994. Prior to 1989, Mr.
                                   Sullivan was involved in the securities industry and
                                   practiced law with a large Arizona firm. He is an inactive member of the State Bar of Arizona. Mr. Sullivan's sister is married to Mr. MacDonough.
------------------------- -------- --------------------------------------------------------------- ---------
------------------------- -------- --------------------------------------------------------------- ---------
Frank P. Willey             46     President of Fidelity National Financial, Inc., a title           1996
                                   insurance underwriter, since 1995. From 1984 to 1995, Mr.
                                   Willey served as the Executive Vice President and General
                                   Counsel of Fidelity National Title. Mr. Willey is also a
                                   director of Fidelity National Financial, Inc. and CKE
                                   Restaurants, Inc., an operator of various quick-service
                                   restaurant chains. He is a member of the Compensation and
                                   Audit Committees of the board
------------------------- -------- --------------------------------------------------------------- ---------

                             PROPOSAL TO BE VOTED ON

                                  ITEM NO. 2--

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

Our Board Of Directors Recommends A Vote "FOR" The Amendment To The Certificate Of Incorporation Authorizing The Creation Of "Blank Check" Common Stock As
                          Described In This Proposal.

GENERAL

On March 15, 2000, our board of directors  unanimously  approved an amendment to
Article V of Ugly Duckling's Certificate of Incorporation authorizing our board of directors to create and cause Ugly Duckling to issue common stock in one or more series (the "Amendment").

The purpose of the Amendment is to provide us with greater flexibility to raise capital and respond to strategic opportunities. The full text of the Amendment is attached to this proxy statement as Annex A. The description of the Amendment in this proxy statement is qualified in its entirety by, and should be read in conjunction with, the proposed Amendment to Ugly Duckling's certificate of incorporation attached hereto as Annex A.

Our board of directors has the right to abandon this proposal at any time prior to the effectiveness of the filing of the Amendment with the Delaware Secretary of State, notwithstanding shareholder approval and without any further action by our shareholders.

DESCRIPTION OF THE PROPOSAL

Under the Amendment, subject to provisions of our Certificate of Incorporation and provisions of law, Ugly Duckling will have the authority to issue 100 million shares of common stock in such series as the board of directors of Ugly Duckling may determine, in its discretion. Initially, there will be one series of common stock, designated as Series A Common Stock, par value $.001 per share ("Series A Common Stock"). Of the 100 million shares of common stock authorized, 75 million shares will be designated as Series A Common Stock. When the Amendment becomes effective, each share of our existing common stock outstanding immediately prior to the Amendment becoming effective will automatically be converted into one share of Series A Common Stock, and all warrants, options and other rights to acquire shares of our existing common stock will be converted into a right to acquire the same number of shares of Series A Common Stock on the same terms and conditions. Outstanding certificates that immediately prior to such effectiveness represented shares of our existing common stock will automatically and without any action by the holders of such stock be deemed to represent an equivalent number of shares of Series A Common Stock despite the absence of any indication in the certificate to that effect.

Under the terms of the Amendment, our board of directors, or a committee of our board of directors that is so authorized by the board of directors, will have the power to adopt resolutions authorizing the creation and issuance from time to time of one or more series of common stock in addition to the Series A Common Stock and to fix:

o the designation, voting powers, preferences and relative, participating, optional and other rights, if any, of each such series;

o the qualifications, limitations or restrictions, if any, of each such series; and
o  the number of shares constituting each such series.

Our board or any committee of the board that is so authorized by the board of directors will also have the power to increase or decrease the number of shares of any series, subject to the limitations in our Certificate of Incorporation and to provisions of law. The total number of shares of such series of common stock in additional to the Series A Common Stock that Ugly Duckling will have the authority to issue will be 25 million.

Among the voting powers, preferences, rights, qualifications, limitations and restrictions that the board of directors may fix when creating one or more new series of common stock are the following:

o  Creation of Tracking Stock
     The board of directors of Ugly Duckling may choose to designate one or more series of common stock of Ugly Duckling that tracks the operating and finanicial performance of a distinct business or revenue stream relating to specified assets and liabilites of Ugly Duckling or one or more of its subsidiaries. This type of series of stock is often referred to as "tracking stock."
o  Dividends and Distributions
     The board may determine how dividends will be paid on the various series, including the determination of an available dividend amount for any such series, including the Series A Common Stock. It may determine that dividends can be paid equally or in unequal amounts and at different times on the various series, including the Series A Common Stock. It may also determine how other distributions, such as in property, securities or other assets, can be made on the stock of the various series.
o  Change of Control or Disposition of Assets
     The board may determine that mandatory or optional consequences will follow a change of control or disposition of assets, including that special dividend, redemption, or conversion rights will relate to shares of the various series.
o  Redemption Rights
       The board may determine whether and at what times the shares of such series are subject to redemption.
o  Voting Rights
       The board may determine the voting rights, if any, for the various series
o  Liquidation Rights
        The board may determine the relative liquidation rights of each such series and the Series A Common Stock.
o  Conversion Rights
     The board may determine the convertibility of each such series into any other securities of Ugly Duckling or one or more of its subsidiaries and the terms and conditions relating thereto, including the payment of any premium in connection therewith.

PURPOSE OF THE PROPOSAL

Our board of directors believes that the proposed Amendment authorizing the board to create one or more series of common stock may assist Ugly Duckling in achieving enhanced flexibility to raise capital and respond to strategic opportunities. For example, our board may determine to create and issue one or more new series of common stock for any proper corporate purpose, including, among other purposes to:

o  raise additional capital,
o  monetize certain groupings of assets or aspects of our business,
o issue options or other stock related benefits to our management or employees that reflect the performance of particular aspects of our business, or
o  make acquisitions or respond to other opportunities.

If the issuance of a new series of common stock is deemed advisable, having the authority to issue the shares may avoid the time, delay and expense of a special stockholders' meeting to authorize the issuance. No further action or authorization by our stockholders would be necessary prior to issuance of such stock, except as may be required for a particular transaction by applicable law or regulation.

At this time, our board of directors has made no firm commitments to create any new series of common stock. However, the board of directors may consider the creation of new series of stock in the future, including so-called "tracking stock." Tracking stock is a type of common stock that reflects, or "tracks", the performance of a particular business or group of assets. A tracking stock allows a company to monetize some of the value of a particular business and grouping of assets while preserving the financial, tax, operational, strategic, and other benefits of being a single consolidated entity. Specifically, the issuance of a tracking stock can enable a company to raise equity capital to use either in the business to which the tracking stock relates, or in other businesses that need additional capital.

Over the past few years, a number of companies have issued tracking stock intended to reflect the performance of their e-commerce business. As an example, our board of directors may consider the feasibility of an offering of common stock intended to reflect the performance of our e-commerce business - www.uglyduckling.com. Our e-commerce business currently consists primarily of sales of used cars initiated through internet contacts from customers applying for credit through our web site. We have experimented with an on-line credit application on our web site since January 1999. In 1999, we accepted 12,846 Internet credit applications resulting in 989 sales or approximately 2% of the total unit sales. In the first two months of this year we accepted 4,246 applications, made 435 sales, and generated approximately $3.6 million in revenues.

POTENTIAL EFFECTS OF THE AMENDMENT

In addition to adding to our financial flexibility, the creation of new series of common stock could have other effects, some of which are set forth below.

The following is intended only as a general summary of potential effects. There may be other business, legal, economic, tax, and accounting consequences of issuing additional series of common stock.

GENERAL

By approving the Amendment, you will be granting the Ugly Duckling board of directors broad authority to create new series of common stock that may negatively affect your rights and the value of your common stock.

If stockholders approve the Amendment, the board can authorize new series of common stock without further stockholder approval. Depending on the rights and terms of any new series created, and the reaction of the market to the series, your rights or the value of your common stock could be negatively affected. For example, subject to law and the regulations of Nasdaq or any other stock exchange or association on which the common stock is then listed, the board could create a series of common stock with preferential or superior rights to dividends or assets on liquidation, or with superior voting rights to the existing common stock.

By approving the Amendment, you will be granting the Ugly Duckling board of directors broad authority to create and issue one or more series of common stock that track the performance of certain assets or business of Ugly Duckling. If you vote "FOR" the Amendment, you may be forfeiting your right to challenge the authority of the board of directors of Ugly Duckling to issue such "tracking stock."

If stockholders approve the Amendment, the board would have the authority to create what is known as a "tracking" stock. The board would have broad authority to allocate any portion of the current or future business and related assets and liabilities, including preferred stock, of Ugly Duckling or its subsidiaries to a newly created series of common stock. You would not have the right to a new vote if you believed that the board was allocating too great a portion of our business or assets or too valuable a grouping of businesses or assets to the new series. After the creation and issuance of any new series of "tracking" common stock by the board of directors, the holders of existing common stock or other series of common stock of Ugly Duckling will no longer share in the gains or losses attributed by the board of directors to the new series of "tracking" common stock. However, holders of existing common stock, holders of other series of common stock and holders of any such new series of "tracking" common stock will continue to be common stockholders of Ugly Duckling and, as such, will be subject to all of the risks associated with an investment in Ugly Duckling and all of our businesses, assets and liabilities.

The market could react unfavorably to the Amendment because of the broad authority being given to our board of directors, and the value of your stock could be negatively affected even if the board never authorizes or creates an additional series of common stock.

The market could react unfavorably to the Amendment for a variety of reasons. Because of the broad authority given to the board and the uncertainty as to what actions the board may take under the Amendment and how such actions could impact the existing common stock, the value of the existing common stock could be negatively affected now or at any time, even if the board never authorizes and creates a new series of common stock. The market could also negatively react to the fact that it is relatively rare for a company to have a provision for "blank check" common stock in its certificate of incorporation.

If the board creates and issues a new series of common stock, and you want to participate in the offering of that stock, you may have to pay new money to purchase such stock.

If Ugly Duckling creates and issues a new series of common stock, it will have no obligation to offer this stock to existing stockholders. If the stock is made generally available and you wanted to participate in such an offering, you would have to purchase such stock on the same terms as persons who are not existing stockholders.

If a new series of common stock is created and issued, Ugly Duckling's capital structure will increase in complexity and administrative costs will increase, which could negatively impact our financial condition and the value of your common stock.

If we create a new series of common stock, including a tracking stock, the complexity of our capital structure will increase. In the case of a tracking stock, we will have to keep separate financial statements for the assets and liabilities allocated to the existing common stock and to other series of common stock and the assets and liabilities allocated to the tracking stock. Accounting, legal and general administrative expenses would increase in such a case, which could impact our financial condition. There is no guarantee that the economic benefits gained from the offering and sale of the new series of common stock would offset the initial and ongoing expenses incurred.

Having mulitple series of common stock could create potential conflicts of interest and Ugly Duckling's board of directors could make decisions that adversely affect holders of our existing common stock.

Having multiple series of common stock could give rise to occasions when the interests of holders of one series might diverge or appear to diverge from the interests of holders of another series. For example, the board of directors may have to decide:

o how to allocate consideration received in connection with a merger involving Ugly Duckling between holders of different series of common stock;
o whether and when to approve dispositions of assets related to the various series;
o  whether and when to convert one series of securities into another series;
o whether and when to declare and pay dividends on the various series of common stock;
o  whether and when to offer premiums in connection with any conversions;
o whether and how to allocate cash, assets and resources and make transfers of funds between the various grouping of assets related to different series of common stock; and
o  other  operational,   tax and  financial  matters  that  could be  considered
     detrimental to one series or another.

If members of Ugly Duckling's board of directors own disproportionate interests, in percentage or value terms, in different series of common stock, it could create, or appear to create, potential conflicts of interest when they are faced with decisions that could have different implications for the different series.

Holders of common stock relating to any group of assets, including the Series A Common Stock, will likely not have title or any preferential rights in the specified assets of the group and would likely not be entitled to such assets on liquidation, or on a change of control.

Any allocation of assets between or among groups of assets relating to series of common stock will generally not change legal title to the assets or responsibility for any liabilities and will not affect the rights of any of our creditors. Depending on the terms established at the time of creation of a new series, in any liquidation, shareholders may receive a share of Ugly Duckling's net assets based on the relative trading prices of the various series of common stock or based on other factors, rather than on any assessment of the actual value of any group of assets relating to a specific series of common stock.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE AMENDMENT

Approval of the Amendment may be viewed as being an "anti-takeover" device. Ugly Duckling could issue series common stock with terms that could make a takeover attempt by a third party more difficult to complete. Blank check common stock may also be used in connection with the issuance of a stockholder rights plan, sometimes called a poison pill. Our board of directors has not approved any plan to issue any new series of common stock for this or any other purpose, and we do not intend to issue any common stock except on terms that the directors deem to be in the best interest of us and our stockholders.

The potential anti-takeover effects relating to the Amendment should be read in conjunction with our other anti-takeover devices currently in place, which include:

o our board of directors' ability to issue, without stockholder approval, up to 10,000,000 shares of Preferred Stock, which could also have the effect of delaying, deferring, or preventing a change in control of Ugly Duckling, including through implementation of a "poison pill"; and

o our bylaws, which require that any stockholders desiring to propose business or nominate a person to the board of directors at a stockholders meeting must give notice not less than 60 days nor more than 90 days prior to the meeting may have the effect of discouraging or deterring any last minute attempts by a third party to obtain control of Ugly Duckling.

VOTE REQUIRED

  The board of directors believes that the flexibility created by the proposed Amendment is in the best interests of the stockholders, and requests that you vote "FOR" the proposal.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following table gives information as of March 15, 2000, unless another date is indicated, concerning:

o  each beneficial owner of more than 5% of our common stock;

o beneficial ownership by all our directors and all our other executive officers named in the Summary Compensation Table on page __of this proxy statement (Named Executive Officers); and

o  beneficial ownership by all our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of May 15, 2000 (60 days after March 15, 1999) through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares these powers with his spouse) with respect to the shares set forth in the following table. Other than as set forth below, we know of no other 5% owner of our common stock as of March 15, 2000.


                           BENEFICIAL OWNERSHIP TABLE

                                                                                        Amount and Nature of        Percent of
 Title of Class     Name of Beneficial Owner, Address and Other Information(1)    Beneficial Ownership(#)(2)(3)(4)  Class(2)(3)(4)

------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Ernest C. Garcia II, (5) Chairman of the Board and 5% Owner,    4,500,000     Direct
                   indirect ownership consists of 136,500 shares held by The         294,500     Indirect              32.2%
                   Garcia Family Foundation, Inc., an Arizona nonprofit               20,000     Vested Options
                                                                                  ----------
                   corporation, and 158,000 shares held by Verde, an affiliate    4, 814,500     Total
                                                                                  ==========
                   of ours and Mr. Garcia.
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Harris Associates L.P. (Harris) and an affiliate Harris         1,962,000     Direct                13.19%
                   Associates Investment Trust (Harris Trust), series                      0     Indirect
                   designated The Oakmark Small Cap Fund (4), 5% Owner, based              0     Vested Options
                                                                                  ----------
                   on Schedule 13G filing filed February 7, 2000 and effective     1,962,000     Total
                                                                                  ==========
                   as of December 31, 1999.  According to this Schedule 13G,
                   Harris Trust has shared voting and dispositive power over
                   1,750,000 shares of our common stock and Harris has
                   beneficial ownership of 1,962,000, including the shares
                   beneficially owned by Harris Trust.
                       Two North LaSalle Street, Suite 500
                       Chicago, Illinois 60602-3790

------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Wellington Management Company, LLP,(4) 5% Owner, based on a       860,000     Direct                5.78%
                   Schedule 13G filing as of December 31, 1999, by Wellington              0     Indirect
                   Management Company, LLP. According to the filing, Wellington            0     Vested Options
                                                                                  ----------
                   Management Company, LLP has shared voting power over 264,600      860,000     Total
                                                                                  ==========
                   shares of our common stock and shared dispositive power over
                   860,000 shares of our common stock.
                        75 State Street
                        Boston, Massachusetts 02109
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Gregory B. Sullivan, Director, President and Chief Executive       50,800     Direct                 2.4%
                   Officer                                                                 0     Indirect
                                                                                     307,800     Vested Options
                                                                                  ----------
                                                                                     358,600     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Steven T. Darak, Senior Vice President and Chief Financial        140,000     Direct                 1.1%
                   Officer                                                                 0     Indirect
                                                                                      28,999     Vested Options
                                                                                  ----------
                                                                                     168,999     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------


                                       13


 Title of Class                                                                         Amount and Nature of        Percent of
 --------------
                    Name of Beneficial Owner, Address and Other Information(1)    Beneficial Ownership(#)(2)(3)(4)  Class(2)(3)(4)
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Donald L. Addink, Senior Vice President and Treasurer              98,000     Direct                  *
                                                                                           0     Indirect
                                                                                      18,700     Vested Options
                                                                                  ----------
                                                                                     116,700     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Steven A. Tesdahl, Senior Vice President and Chief                 14,565     Direct                  *
                   Information Officer                                                     0     Indirect
                                                                                      20,000     Vested Options
                                                                                  ----------
                                                                                      34,565     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Christopher D. Jennings, (6) Director, indirect ownership of        6,444     Direct                  *
                   a warrant to purchase 19,833 shares of our common stock held       19,833     Indirect
                   on behalf of Mr. Jennings by Cruttenden Roth, an investment         5,000     Vested Options
                                                                                  ----------
                   banking firm and previous employer of Mr. Jennings. The            31,277     Total
                                                                                  ==========
                   warrants are convertible into our common stock at any time through June 21, 2001 at an exercise price of $9.45 per
                   share and are fully vested
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       John N. MacDonough, (6) Director, indirect ownership                4,444     Direct                  *
                   consists of shares of our common stock acquired by Mr.                100     Indirect
                   MacDonough's son.                                                   5,000     Vested Options
                                                                                  ----------
                                                                                       9,544     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Frank P. Willey, (6)(7) Director                                   27,144     Direct                  *
                                                                                     147,400     Indirect
                                                                                       5,000     Vested Options
                                                                                  ----------
                                                                                     179,544     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Jon D. Ehlinger, Vice President, Secretary and General              2,000     Direct                  *
                   Counsel                                                                 0     Indirect
                                                                                       3,500     Vested Options
                                                                                  ----------
                                                                                       5,500     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
Common Stock       Ray Fidel, Former President, Cygnet Dealer Finance                 10,000     Direct                  *
                                                                                           0     Indirect
                                                                                           0     Vested Options
                                                                                  ----------
                                                                                      10,000     Total
------------------ -------------------------------------------------------------- --------------------------------- -------------
                   All directors and executive officers as a group
                      (10 persons)                                                   5,729,229                         37.3%
------------------ -------------------------------------------------------------- --------------------------------- -------------

*    Represents less than one percent of the outstanding common stock.

(1)  Unless otherwise noted,  the address of each of the listed  beneficial  owners of our common stock is 2525 East Camelback Road,
     Suite 500, Phoenix, Arizona 85016.

(2)  "Vested  Options"  are options  that the holder can  exercise as of May 15,  2000.  These  options were issued under either the
     Director's Plan, the Incentive Plan or the Executive Plan and their related terms and conditions,  including vesting schedules.
     See  "Compensation  of Executive  Officers,  Benefits and Related  Matters - Long Term  Incentive  Plan" and " - 1998 Executive
     Incentive Plan."

(3)  Shares of our common stock that are subject to options, warrants or other rights which are currently exercisable or exercisable within 60 days (i.e.,  as of May 15, 2000) are treated as  outstanding  for purposes of computing the  percentage of the person holding the option,  warrant or other right,  but are not treated as  outstanding  for  computing  the  percentage of any other person.  Except as indicated in footnote (4) below, the amounts and percentages are based upon 14,929,552  shares of our common stock  outstanding as of March 15, 2000,  net of shares we hold in our treasury.  We have commenced an exchange offer that will close sometime after March 15, 2000 and if successful will reduce the number of outstanding shares by up to 2,500,000 shares.

(4)  Information  in the table that is  described  as based on  Schedule  13G and/or  amendment  filings  was  provided to us by the beneficial owner effective as of December 31, 1999, including the amount of securities beneficially owned and the percentage of class. We make no representation  as to the accuracy or completeness of the information  provided in these Schedule 13Gs and/or amendments or the information in the beneficial ownership table which is based solely on the filings.

(5)  On February 22, 2000, we commenced an exchange offer in connection with which Mr. Garcia agreed to tender the 294,500 shares of stock he holds  indirectly  if the maximum  number of shares are  tendered  and if less than the  maximum  number of shares are tendered Mr. Garcia will tender the greater of 294,500 or 25% of the shares tendered.

(6)  The total and direct  ownership for each  independent  board member  includes  4,444 shares of our common stock that we granted under the Director  Plan.  We granted and issued  shares  having a value of $30,000 on or about the date of grant (i.e.,  4,444 shares of our common stock) to each independent  board member upon his appointment or election to our board in June 1996. Under the  Director  Plan,  these  shares  generally  vest  over a 3-year  period at an annual  rate of 33%,  beginning  on the first anniversary date after the grant date (June 1996).

(7)  Possible  indirect  ownership of shares of Ugly Duckling  acquired by Fidelity  National  Financial,  Inc. Mr. Willey disclaims beneficial ownership of such shares.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. We are not aware of any failure of our directors, officers and 10% stockholders to comply with all Section 16(a) reporting requirements during 1999, except as set forth below. In making this statement, we have relied upon the written representation of our directors, officers and 10% stockholders who are our affiliates. We disclaim any responsibility for determining whether any person, other than Ernest C. Garcia II, who has filed a
Schedule 13G or Schedule 13D reporting more than 10% beneficial ownership for purposes of Section 13(d) or Section 13(g) of the Securities Exchange Act of
1934 is also a more than 10% owner for purposes of Section 16(a) of the Securities Exchange Act of 1934 and we make no representations as to whether any such person has made all required filings under Section 16(a).

o Mr. Willey is the President and Director of Fidelity National Financial, Inc. (Fidelity). A subsidiary of Fidelity purchased 147,400 shares of stock of Ugly Duckling on various dates between April and July of 1999, at prices ranging from $5.30 to $7.71 without Mr. Willey's knowledge. After becoming aware of the transaction, a Form 4 filing was done on December 8, 1999. Fidelity now has a process for the timely reporting of transactions in Ugly Duckling stock. Mr. Willey disclaims any beneficial ownership in these or any other shares of Ugly Duckling owned by Fidelity.

o We prepared Form 5'sand inadvertently filed them two days after the required filing date for the following individuals: Greg Sullivan, Steve Darak, Don Addink, Jon Ehlinger, Ernie Garcia, Christopher Jennings, John MacDonough, and Frank Willey. Steps have been taken to ensure this does not happen again.

                COMPENSATION OF EXECUTIVE OFFICERS, BENEFITS AND
                                 RELATED MATTERS

                           SUMMARY COMPENSATION TABLE

         The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities for us during the three fiscal years ended December 31, 1999 of our Named Executive Officers. "Named Executive Officers" consist of (1) each person serving as our Chief Executive Officer during 1999, (2) our 4 next most highly compensated executive officers serving as executive officers at December 31, 1999, and (3) 2 additional individuals who would have been reported under (2) above but for the fact that the individuals were not serving as executive officers for Ugly Duckling at December 31, 1999.

----------------------------------------- -------- ----------------------------------- -------------------------- ----------
                                                          Annual Compensation           Long-Term Compensation
                                                   ----------------------------------- --------------------------
                                                                                                Awards
                                                                                       ------------- ------------
                                                                             Other                   Securities
                                                                             Annual     Restricted     Under-     All Other
           Name And Principal                                               Compen-       Stock         Lying      Compen-
                Position                   Year      Salary      Bonus       Sation      Award(s)      Options     sation
                                                      ($)                     ($)          ($)         (#)(1)      ($)(2)
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Ernest C. Garcia II                       1999      $93,416          --    $ 3,258(3)                   100,000       --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    Chairman of the Board  and            1998     $150,462          --    $ 3,228(3)       --             --     $1,000
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    former Chief Executive Officer        1997     $131,677          --    $ 2,985(3)       --             --       $950
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Gregory B. Sullivan                       1999     $200,000     $60,000    $4,850 (4)       --          125,000     $688
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    President and Chief                   1998     $208,308          --    $ 1,156(4)       --          500,000     $833
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
 Executive Officer                        1997     $197,846          --         --          --             --       $554
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Steven T. Darak                           1999     $175,000     $49,950      $870 (5)       --           35,000       --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    Senior Vice President, and            1998     $180,961          --    $ 1,750(5)       --        65,001(6)       --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    Chief Financial Officer               1997     $148,654    $ 25,000     $1,750(5)       --             --         --
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Donald L. Addink                          1999     $169,230     $18,000    --               --           45,000       --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    Senior Vice President --              1998     $171,346    $ 40,000    --               --        33,500(7)   $1,000
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
 Treasurer                                1997     $139,671      $10,000       --           --             --       $950
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Steven A. Tesdahl(8)                      1999     $198,941     $11,658                                             $220
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    Senior Vice President                 1998     $187,115          --            --       --        75,000(9)   $1,000
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    and Chief Information Officer         1997       $53,846         --    --          $100,000(10)     100,000      --
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Jon Ehlinger                              1999     $135,076     $17,081    --               --           10,000     $172
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
 Vice President,                          1998       $56,307         --    --               --           10,000      --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
    General Counsel and Secretary         1997          --           --    --               --             --        --
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------
Ray Fidel                                 1999     $174,999      $4,354    $6,000(11)       --             --         --
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
 Former President, Cygnet Dealer Finance  1998     $147,115        $761    $1,500(11)
                                          -------- ----------- ----------- ----------- ------------- ------------ ----------
                                          1997     $132,692          --    $11,000(11)      --             --        --
----------------------------------------- -------- ----------- ----------- ----------- ------------- ------------ ----------

(1)  The amounts shown in this column  represent  stock options granted either pursuant to the Incentive Plan or the Executive Plan.
     For the Incentive Plan,  options  generally vest over a 5-year period,  with 20.0% of the options becoming  exercisable on each successive  anniversary of the date of grant.  For the Executive Plan,  options vest over a 5-year period,  with 20.0% becoming exercisable on each successive  anniversary of the date of grant, but subject to additional vesting hurdles based on the market price of our common stock as traded on Nasdaq and /or internal  financial  performance  targets.  Regardless  of the  preceding vesting  schedule  being met for the Executive Plan options,  such options also fully vest at a set date in the future.  (i.e.,
     "cliff vest"). See "Compensation of Executive Officers, Benefits and Related Matters - Long Term Incentive Plan" and " --- 1998
     Executive Incentive Plan" for a discussion of the Incentive Plan and Executive Plan, respectively.
(2)  The amounts shown in this column include the dollar value of 401(k) plan  contributions  in Ugly Duckling  common stock made by
     Ugly Duckling for the benefit of our Named Executive  Officers.  This stock related portion of this amount only includes vested stock as of December 31, 1999 and the value is  calculated  with a share price of $6.88,  the closing  price of the stock as of
     December 31, 1999 (as reported by Nasdaq).
(3)  These amounts include car allowances as follows:  (a) Mr. Garcia -- a $3,258 car allowance  during 1999, a $3,228 car allowance during 1998, and a $2,985 car allowance during 1997.
(4)  These amounts include $4,850 for Mr. Sullivan's personal use of a company car for 1999 and $1,156 for a portion of 1998.
(5)  These amounts include an $850 car allowance in 1999 and a $1,750 car allowance during each of 1998 and 1997.
(6)  Includes  15,001  options that were cancelled and reissued on November 17, 1998. (7) Includes 8,500 options that were cancelled and reissued on November 17, 1998.
(8)  Employment changes occurred for this officer as follows: Mr. Tesdahl became Senior Vice President and Chief Information Officer of Ugly Duckling on February 15, 2000.  Prior to that time,  effective  November 1998, we revised our officer  structure and as part of that process, Mr. Tesdahl stopped being an executive officer for Ugly Duckling.  Mr. Tesdahl began his employment as an executive officer of Ugly Duckling in September 1997.


                                                                 16


(9)  Includes 50,000 options that were cancelled and reissued on November 17, 1998.
(10) The dollar amount shown  represents  the market value as of the grant date of restricted  stock awarded to Mr. Tesdahl upon his initial  hiring in September  1997.  The grant was  pursuant to his  employment  agreement  with us and was made outside of the
     Incentive Plan and the Executive Plan. The award was for  approximately  7,692 shares at $13.00 per share (based on the closing price of our stock on the grant date as reported by Nasdaq). Under Mr. Tesdahl's employment agreement, these shares vested 100%
     in January 1998. At December 31, 1999, Mr. Tesdahl  retained  4,565 shares from the restricted  stock award,  valued at $31,407
     (based on the December 31, 1999 closing price of our stock of $6.88 per share as reported by Nasdaq).
(11) This amount is for car allowances in 1999, 1998 and 1997.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants for the fiscal year ended December 31, 1999 to each of our Named Executive Officers.

------------------------------------------------------------------------------------------ --------------------------------
                                                                                            Potential Realizable Value At
                                    Individual Grants                                       Assumed Annual Rates Of Stock
                                                                                            Price Appreciation For Option
                                                                                                       Term(1)
------------------------------------------------------------------------------------------ --------------------------------
                                               Percent Of
                              Number Of          Total
                              Securities    Options Granted
                              Underlying      To Employees    Exercise
                               Options       In Fiscal Year    Price        Expiration
           Name              Granted (#)                        ($/Sh)         Date            5% ($)          10% ($)
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Ernest C. Garcia II           100,000 (2)        3.3%             $5.56        3/2/2009        349,665           886,121

--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Gregory B. Sullivan           125,000 (2)      20.4%              $5.56        3/2/2009        437,082         1,107,651

--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Steven T. Darak                35,000 (2)       5.7%              $5.56        3/2/2009        122,383           310,142

--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Jon Ehlinger                    7,500 (3)       1.2%              $5.56        3/2/2009         26,225            66,454
                                2,500 (3)       0.4%               8.19       7/28/2009         12,876            32,632
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Donald L. Addink                35,000(2)       5.7%              $5.56        3/2/2009        122,383           310,142
                                10,000(3)       1.6%               8.19       7/28/2009         51,506           130,528
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Ray Fidel                        --             --                 --            --                --              --
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------
Steven A. Tesdahl                --             --                 --             --              --                --
--------------------------- --------------- ----------------- ----------- ---------------- --------------- ----------------

(1)  Potential  Realized Values are net of the exercise price,  but before taxes  associated  with the exercise.  Amounts  represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5%
     and 10% rates of stock price  appreciation are provided in accordance with the rules of the Securities and Exchange  Commission and do not represent our estimate or projection of the future price of our common stock.  Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock on the date of exercise.  Accordingly,  there can be no assurance that the values shown in the last 2 columns will be realized. The closing price of our common stock on March 15, 2000 was $7.50 per share (as reported by Nasdaq).

(2)  On March 2, 1999 Mr. Garcia was granted these options under the Executive  Plan at an exercise price equal to the fair value of the shares on the date of the grant.  The options  have a 10-year  term.  The  options  vest over a 5-year  period,  with 20.0%
     becoming  exercisable on each successive  anniversary of the date of grant. On March 2, 1999, Mr.  Sullivan,  Mr. Darak and Mr.
     Addink were granted  these  performance-based  stock option awards under the Executive  Plan.  They vest over a 5-year  period, subject to vesting  hurdles  based on the market  price of our common  stock as traded on Nasdaq and  certain  internal  target financial  performance  measures.  However,  even if the hurdles are not met,  these options fully vest on March 2, 2006 (i.e.,
     "cliff vesting"). The options have 10-year terms. See "Compensation of Executive Officers,  Benefits and Related Matters - 1998
     Executive Incentive Plan" and " - Compensation Committee Report on Executive  Compensation" for additional information on these grants and our Executive Plan.

(3)  These options were granted to the Named  Executive  Officers  under the Incentive  Plan at an exercise  price equal to the fair value of the shares on the date of grant.  The options have a 10-year term. The options vest over a 5-year  period,  with 20.0%
     becoming exercisable on each successive anniversary of the date of grant. See "Compensation of Executive Officers, Benefits and
     Related Matters - Long Term Incentive Plan" and " --- Compensation  Committee Report on Executive  Compensation" for additional information on this grant and our Incentive Plan.

                          RECENT OPTION GRANTS IN 2000

On February 15, 2000, the Compensation Committee reviewed and approved, in advance, grants of stock options to Ugly Duckling employees. These grants include the right to acquire an aggregate of approximately 19,000 shares of our common stock at an exercise price of $8.438 per share. The options did not include awards to any Named Executive Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The table below sets forth information with respect to option exercises and the number and value of options outstanding at December 31, 1999 held by our Named Executive Officers. Generally, we have not issued any other forms of stock based awards.

--------------------------- ---------------- ----------------- ---------------------------------- ----------------------------------
                                                                     Number of Securities               Value Of Unexercised
                                                                     Underlying Options At             In-The-Money Options At
                                                                    Fiscal Year End (#)(1)             Fiscal Year End ($)(2)
---------------------------                                    ---------------------------------- ----------------------------------
                                                               ----------------- ---------------- ----------------- ----------------
                                Shares
                              Acquired On         Value
           Name              Exercise (#)      Realized ($)      Exercisable      Unexercisable     Exercisable      Unexercisable
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Ernest C. Garcia II                --                --              --            100,000                --            $132,000.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Gregory B. Sullivan                --                --          207,800           558,200           $400,062.00        $265,828.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Steven T. Darak                    --                --           18,999            91,002             $6,028.25         $67,723.50
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Jon D. Ehlinger                    --                --            2,000            18,000                 $0.00          $9,900.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Donald L. Addink                   --                --            6,700            71,800             $2,975.00         $58,100.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Ray Fidel (3)                      --                --               --                --                 $0.00              $0.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------
Steven A. Tesdahl                  --                --          15,000             60,000            $17,500.00         $70,000.00
--------------------------- ---------------- ----------------- ----------------- ---------------- ----------------- ----------------

(1)  For the Incentive  Plan,  generally  options vest over a 5-year period,  with 20% of the options  becoming  exercisable on each successive  anniversary of the date of grant.  Under the Executive  Plan,  options vest over a 5-year  period,  with 20% of the options becoming  exercisable on each successive  anniversary of the date of grant,  but subject to additional  vesting hurdles based on the market  price of our  common  stock as traded on Nasdaq  and/or  certain  internal  target  financial  performance measures.  In any event, such options fully vest on January 15, 2005 or March 2, 2006 (i.e.,  "cliff vesting"),  depending upon their issuance date. See "Compensation of Executive Officers, Benefits and Related Matters- Long Term Incentive Plan" and " ---
     1998 Executive Incentive Plan" for additional  information on the Incentive Plan and Executive Plan,  respectively.Also see " -
     Compensation Committee Report on Executive Compensation."
(2)  In-the-money  options are options for which the option  exercise  price (the fair market  value on the date of grant) was lower than the market price of our common  stock on December 31, 1999.  The market price of our common stock on December 31, 1999 was
     $6.88 per share based on the closing price of our stock on that date as reported by Nasdaq.  The values in the last two columns have not been, and may never be,  received by the Named  Executive  Officers.  Actual gains,  if any, on option  exercises will depend on the value of the common stock on the exercise dates. Accordingly,  there can be no assurance that the values shown in the last 2 columns will be realized. The closing price of our common stock on March 15, 2000 was $7.50 per share.
(3)  Prior to December 30, 1999, Mr. Fidel was the President of Ugly Duckling's Cygnet Dealer Finance  division.  As of December 30,
     1999 Cygnet  Dealer  Finance was sold to an  affiliate of Mr.  Garcia and Mr.  Fidel's  options  were  forfeited as part of the transaction by Mr. Fidel.


                            Long Term Incentive Plan

         In June 1995, our stockholders approved the Long Term Incentive Plan (Incentive Plan). We believe that our Incentive Plan promotes the success and enhances the value of Ugly Duckling by (1) linking the personal interests of participants to those of our stockholders, and (2) providing participants with an incentive for outstanding performance. Under the Incentive Plan, we may grant various types of awards to our employees, consultants and advisors, including:

o        incentive stock options (ISOs),

o        nonqualified stock options (NQSOs),

o        performance shares,

o        restricted stock, and

o        performance-based awards.

The Incentive Plan is administered by our board or a board committee (i.e., Compensation Committee), whose membership qualifies as non-employee directors and outside directors. The Compensation Committee has the authority to administer the plan, including the power to determine -

o        eligibility,

o        type and number of awards to be granted, and

o    terms and conditions of any award  granted,  including the price and timing
     of  awards,   vesting  and   acceleration   of  such  awards   (other  than
     performance-based awards).

Thus far, we have only granted ISOs and NQSOs under this plan. Generally, these stock options have been subject to vesting over a 5-year period, with 20.0% of the options becoming exercisable by the holder on each successive anniversary date of the grant. The options generally expire 10 years after the grant date. The total number of shares of our common stock initially available for awards under the Incentive Plan was 1,800,000. The exercise price of all options granted under the plan in the past has equaled or exceeded the fair market value of our common stock on the date of grant. The plan has a "change of control" provision that is summarized below in this proxy statement. See "Compensation of Executive Officers, Benefits and Related Matters -- Change of Control Arrangements."

In 1999, the Compensation Committee granted, subject to certain conditions, approximately 312,250 options under the Incentive Plan. On February 15, 2000 we granted 19,000 options under the Incentive Plan.

At March 15, 2000 we had granted options under the plan to purchase approximately 1,422,265 shares of our common stock (net of canceled and lapsed grants) to various of our employees, of which approximately 1,137,097 were outstanding. Also at March 15, 2000, there were approximately 358,735 of our shares that remained available for grant under the plan.

                          1998 Executive Incentive Plan

         The 1998 Executive Incentive Plan (Executive Plan) was approved by our stockholders at our 1998 annual meeting. The plan became effective as of January 1998. Under the Executive Plan, Ugly Duckling may grant ISOs, NQSOs, SARs, performance shares, restricted stock, and performance-based awards to its employees, consultants and advisors. Although the Executive Plan allows broad based awards to be granted and thus is similar to the Incentive Plan, we currently intend to utilize the Executive Plan primarily for performance-based awards to our executives and key employees as noted previously. The total number of shares of our common stock initially available for awards under the Executive Plan was 800,000. The exercise price of all options granted under the Executive Plan in the past has been equal to the fair market value of our common stock on the date of grant. The plan is administered by the Compensation Committee and has a "change of control" provision that is summarized below in this proxy statement. See "-- Change of Control Arrangements."

At December 31, 1999, we had granted options under the plan to purchase 660,000 shares of our common stock (net of canceled and lapsed grants) to various officers of Ugly Duckling, of which 635,000 are still outstanding. There were 165,000 shares that remain available for grant under the plan as of March 15, 2000.

Other than as summarized and noted above, the Executive Plan is similar to the Incentive Plan as described in this proxy statement.

                                  401(k) Plans

         Under both of our 401(k) plans, eligible employees may direct that we withhold a portion of their compensation, up to a legally established maximum, and contribute this amount to their accounts. We place all 401(k) plan contributions in trust funds within our 401(k) plans. Participants may direct the investment of their account balances among mutual or investment funds available under the plans. Until June 1, 1999, the 401(k) plans provided a matching contribution ranging from 10.0% to 25.0% of a participant's pretax contributions and discretionary additional matchings by us, if we authorize them. Beginning June 1, 1999, the 401(k) plans provide a matching contribution of Ugly Duckling stock of up to 50% for up to the first six percent of a participant's pre-tax contributions. The matching contribution vesting and percentage match are based upon years of service with one hundred percent vesting and fifty percent matching at five years. Amounts contributed to participant accounts under the 401(k) plans and any earnings or interest accrued on the participant accounts are generally not subject to federal income tax until distributed to the participant and, except in limited cases, the participant may not withdraw such amounts until death, retirement or termination of employment.

   Contracts with Directors and Executive Officers and Severance Arrangements

Ernest C. Garcia II

On January 1, 1996, we entered into a 3-year employment agreement with Mr. Garcia, our Chairman and Chief Executive Officer. This agreement was extended for another 3-year term effective December 31, 1998. The agreement established Mr. Garcia's base salary for 1996 at $120,000 per year and provided a minimum 10.0% increase in the base salary each year throughout the term of the agreement. In addition, the agreement provided for the continuation of Mr. Garcia's base salary and certain benefits for a period of 1 year in the event Mr. Garcia was terminated by us without cause prior to the expiration of the agreement. It also contained confidentiality and non-compete covenants. Mr. Garcia stepped down from his position as Chief Executive Officer of Ugly Duckling in July of 1999 and this agreement terminated at that time.

Donald L. Addink

On June 1, 1995, we entered into a 5-year employment agreement with Mr. Addink, our Senior Vice President -- Senior Analyst, that was amended and restated effective August 1, 1997. This restated agreement expires May 31, 2000. The restated agreement establishes Mr. Addink's base salary at $165,000 per year beginning on or around the effective date of the restated agreement, a $10,000 bonus payment upon execution of the restated agreement, certain benefits, and the continuation of Mr. Addink's base salary and certain benefits for a period of 1 year (but not to exceed the expiration date of the agreement) in the event Mr. Addink is terminated by us without cause prior to expiration of the restated agreement. It also contains confidentiality and non-compete covenants. Further, it accelerated the vesting of Mr. Addink's 100,000 stock options previously granted under the Incentive Plan, as set forth in the table below. These options were originally granted pursuant to the Incentive Plan's general 5-year vesting schedule with 20% vesting each year.

Original grant date          Number       Exercise price          Accelerated
                          Of shares(#)     Per share($)           Vesting date

June 1995                    58,000           $  1.72           August 1, 1997
June 1996                    25,000              6.75          January 15, 1998
December 1996                17,000             17.69           August 1, 1997

Steven A. Tesdahl

On August 16, 1997, we entered into an employment agreement with Mr. Tesdahl that was amended as of May 21, 1998. Mr. Tesdahl is Senior Vice President and Chief Information Officer of Ugly Duckling. The agreement provides for no minimum or maximum term of employment. But it does provide for: (1) his annual base salary at $175,000 per year with a minimum 10% increase on each anniversary of the hire date; (2) an initial stock option grant to acquire 100,000 shares of our common stock under the Incentive Plan, with terms and conditions consistent with the plan's general terms; (3) a grant of restricted stock valued at $100,000 on the approximate effective date of Mr. Tesdahl's employment with us, which fully vested as of January 15, 1998; and (4) certain other benefits. The agreement provides for the continuation of Mr. Tesdahl's base salary for a limited period in the event he is terminated by us without cause. The potential severance benefit decreases over time, and goes to zero after September 1, 2000. The agreement has a "change of control" provision that provides for certain rights and benefits to Mr. Tesdahl upon such an event occurring and either:

o he terminates his employment with us within 12 months after the change of control; or

o we terminate him without cause within 90 days prior to the change of control or within 12 months after the event.

If these events occur, Mr. Tesdahl will receive a termination fee equal to 200% of his then current salary, and at the time of the change of control, his initial option will fully vest. The agreement adopts the Incentive Plan's definition of a "change of control" and adds an additional change of control event if neither Ernest C. Garcia II nor Gregory B. Sullivan is Chief Executive Officer of Ugly Duckling. See " -- Change of Control Arrangements."

Generally

For additional information on option grants to our executive officers under the Incentive Plan and Executive Plan, see " - Long Term Incentive Plan", " - 1998 Executive Incentive Plan" and " - Compensation Committee Report on Executive Compensation."

                         Change of Control Arrangements

Long Term Incentive Plan

The term "change of control" is defined in the Incentive Plan and is summarized in the next paragraph of this proxy statement. Upon a change of control of Ugly Duckling the Compensation Committee, in its discretion, will either --

o cause all outstanding options and awards to be fully vested and exercisable and all restrictions to lapse, allowing participants the right to exercise options and awards before the change of control occurs (which event would otherwise terminate participants' options and awards); or

o cause all outstanding options and awards to terminate, if the surviving or resulting corporation agrees to assume the options and awards on terms that substantially preserve the rights and benefits of outstanding options and awards.

 Under the Incentive Plan, a "change of control" occurs upon any of the following events:

o a merger or consolidation of Ugly Duckling with another corporation where we are not the surviving entity or where our stock would be converted into cash, securities or other property, other than a merger in which our stockholders before the merger have the same proportionate ownership after the merger;

o with certain exceptions, any sale, lease, or other transfer of more than 40% of our assets or our earning power;

o  our stockholders approve a plan of complete liquidation or dissolution;

o any person (other than a current stockholder or any employee benefit plan) becoming the beneficial owner of 20% or more of our common stock; or

o during any 2-year period, the persons who are on our board at the beginning of such period and any new person whose election or nomination was approved by two-thirds of such directors cease to constitute a majority of the persons serving on our board.

1998 Executive Incentive Plan

The Executive Plan provides that in the event of a "change of control" of Ugly Duckling, all outstanding options and awards will be fully vested and exercisable and all restrictions will lapse unless the surviving or resulting corporation agrees to assume the options and awards on terms that substantially preserve the rights and benefits of outstanding options and awards. The Executive Plan and the Incentive Plan have the same definition for the term "change of control."

Generally

For additional information on change of control and severance arrangements,  see
"  --  Contracts   with   Directors   and   Executive   Officers  and  Severance
Arrangements."

             Compensation Committee Report on Executive Compensation

Responsibility and Composition of the Compensation Committee

This is a report of the Compensation Committee. We are a committee of 2 directors and our names appear at the end of this report on page__. No member of our committee has served as an officer of Ugly Duckling. We are responsible for:
(1) reviewing and approving each of the elements of Ugly Duckling's executive compensation program; (2) administering and maintaining the key provisions of Ugly Duckling's executive compensation program; and (3) reviewing with our board all significant aspects of compensation for Ugly Duckling's executives. In addition, we determine the compensation of Ugly Duckling's executive officers.

Overview of Compensation Philosophy and Objectives

We believe that compensation for Ugly Duckling executive officers should be determined according to a competitive framework that helps build value for the company's stockholders. With this in mind, our philosophy is to have Ugly Duckling pay base salaries to its executives at levels that enable it to attract, motivate and retain highly qualified executives. In addition, we may direct and/or approve Ugly Duckling's payment of cash bonuses and granting of stock options as a component of competitive compensation and/or as a reward for performance based upon -

o  individual performance,

o  Ugly Duckling's and/or a business unit's operating and financial results, or

o  other performance measures.

Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to Ugly Duckling's executives as stockholders benefit from stock price appreciation. Within this overall philosophy, we have the following specific objectives:

o Align the financial interests of Ugly Duckling's executive officers with those of stockholders by providing significant equity-based long-term incentives.

o  Provide  annual  variable  compensation  awards  that take into  account Ugly
     Duckling's overall performance and individual contributions, teamwork and business unit results that help create value for its stockholders.

o Offer a total compensation program that takes into account the compensation practices and financial performance of companies in Ugly Duckling's industry and other comparable companies.

o Emphasize performance-based and equity-based compensation as the level of Ugly Duckling executive officer increases. This leads to executive officers and certain other senior officers having a greater proportion of their total compensation at risk, meaning that payments will vary depending upon Ugly Duckling's overall performance, teamwork and individual and business unit contributions. In particular, as officer levels increase, we --

   o  focus  more  on  Ugly  Duckling's   performance,   teamwork,    individual
         contributions   and  business  unit  results  and  less  on  comparable
         marketplace compensation comparisons,

   o emphasize more variable, performance-based compensation versus fixed compensation, and

   o provide a significantly greater proportion of total compensation that is equity-based.

Compensation Components and Process

There are 3 major components of executive officer compensation at Ugly Duckling
     -

o  base salary,

o  cash bonus awards, and

o  long term incentive awards, generally in the form of stock option grants.

Executive officers also receive certain perquisites, and participate in various other Ugly Ducklings benefit plans, including medical and 401(k) plans, typically available to all of Ugly Duckling's eligible employees.

As a committee, we use subjective judgment in determining executive officers' compensation levels for all of these components and take into account both qualitative and quantitative factors. We do not assign specific weights to these factors. Among the factors considered by us are the recommendations of the Chairman of the Board, Mr. Garcia, and the Chief Executive Officer and President, Mr. Sullivan, with respect to the compensation of other key executive officers at Ugly Duckling. However, we make the final compensation decisions concerning Ugly Duckling's executive officers.

In making compensation decisions, we consider compensation practices and financial performance of companies in Ugly Duckling's industry and other comparable companies. This information provides guidance and a framework for us, but the committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of companies in Ugly Duckling's industry and other comparable companies' results. Specific compensation for Ugly Duckling's individual officers will vary from these levels as the result of subjective factors considered by us unrelated to compensation practices of comparable companies. See " -- Overview of Compensation Philosophy and Objectives" above. In making compensation decisions, we also from time to time receive assessments and advice regarding Ugly Duckling's compensation practices and those of others from independent compensation consultants.

Policy on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its 5 most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" (as defined for purposes of Section 162(m)).

As members of the Compensation Committee, we believe we each qualify as an "outside director" under Section 162(m). We also believe that the full amount of compensation resulting from the grant/exercise of options under Ugly Duckling's Incentive Plan and Executive Plan continue to be deductible. All other forms of awards under these plans must meet the general requirements described in the previous paragraph in order to avoid the deduction limitations of Section 162(m). Any future employee incentive plan being considered for adoption by us will be evaluated prior to any such adoption to determine its anticipated compliance with the Section 162(m) limitation and this policy.

While the tax impact of any compensation arrangement is one factor to be considered, we evaluate such impact in light of our committee's overall compensation philosophy. We intend to establish executive officer compensation programs that will maximize Ugly Duckling's deduction, if we determine (with the assistance of company management) that maximization of Ugly Duckling's deduction is consistent with our committee's philosophy and is in Ugly Duckling's and its stockholders' best interests. Consequently, from time to time we may award compensation which is not fully deductible, if we determine that the award is consistent with our philosophy and is in the best interests of Ugly Duckling and its stockholders. To the extent possible and when there is an issue or concern, we will state our belief as to the deductibility of compensation paid to Ugly Duckling executive officers for the pertinent reporting period(s) in Ugly Duckling's annual proxy statements.

Base Salary and Cash Bonuses

Each of Ugly Duckling's executives receives a base salary, which when aggregated with his bonus, is intended to be competitive with similarly situated executives in its industry and executives at other comparable companies. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, we also take into account, among other factors, individual experience and performance and specific needs particular to Ugly Duckling.

In addition to base salary, Ugly Duckling executives are eligible to receive cash bonuses. A total of $161,043 was paid to our Named Executive Officers during 1999 as cash bonuses. The bonuses are based upon executive performance, special compensation situations and/or circumstances, and certain other factors. We believe that bonuses paid to Ugly Duckling executives in 1999 properly took into account these factors. The amount of bonus and the performance criteria vary with the position, role and situation of the executive. Base salary and cash bonuses to Ugly Duckling's executives for 1999 were determined and paid in accordance with the compensation philosophy and specific objectives discussed in this report. See " -- Overview of Compensation Philosophy and Objectives" above.

On February 16, 2000 we approved 2000 annual base salaries and bonuses effective for 2000, for our Named Executive Officers who continue to be employed by us.

Stock Options

We believe that it is important for Ugly Duckling executives to have an equity stake in their company and, toward this end, Ugly Duckling proposes and we review and approve stock option grants to key executives from time to time. In reviewing and approving option awards, we consider and review the level of awards granted to executives at companies in Ugly Duckling's industry and executives at other comparable companies, the awards granted to other executives within Ugly Duckling and the individual officer's specific role and contribution at Ugly Duckling. We also consider and may take into account options previously granted to an executive. Ugly Duckling presently has 2 long-term incentive award plans, the Incentive Plan and the Executive Plan. The plans are summarized in this proxy statement under the captions "Long Term Incentive Plan" and "1998 Executive Incentive Plan."

In January 1998, Ugly Duckling's board, upon our recommendation, approved the Executive Plan, subject to stockholder approval. Stockholder approval was obtained in August 1998, during Ugly Duckling's 1998 annual meeting. Also on January 15, 1998, we considered and approved the grant to several Ugly Duckling officers of options to purchase approximately 775,000 shares of Ugly Duckling's common stock at an exercise price of $8.25 per share, subject to several conditions (1998 Option Grants). Included in this grant, and approved by our stockholders, were 525,000 performance-based stock options under the Executive Plan for initial grants to certain officers (Initial Grants). The Initial Grants vest and become exercisable in full on January 15, 2005 (i.e., "cliff vesting" of options). These grants will vest sooner in equal increments over a 5-year period, but only if certain stock price hurdles are also satisfied. Once a price hurdle is met, a participant will not be penalized due to any subsequent decline in Ugly Duckling's stock price. At January 15, 2000, the price hurdles for the first two vesting periods had already been satisfied.

On March 2, 1999 and July 28, 1999, we considered and approved grants under our Incentive Plan and Executive Plan to several Ugly Duckling officers and employees of options to purchase approximately 612,250 shares of Ugly Duckling's common stock at exercise prices of $5.56 and $8.19, respectively, subject to several conditions.

Included in these grants, and approved by this Committee, were 300,000 performance-based stock options under the Executive Plan (1999 Executive Grants). These grants vest and become exercisable in full on March 2, 2006 (ie., "cliff vesting" of options). These grants vest over a five year period if certain stock price hurdles or company internal target financial measures are met. Once a stock price hurdle is met, a participant is not penalized due to any subsequent decline in Ugly Duckling's stock price. These grants vest one hundred percent regardless of whether these targets are met as of March 2, 2006 (i.e., "cliff vesting" of options). At March 2, 2000, the requirements for the first vesting period were not satisfied. All grants under the Executive Plan are performance shares intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code

The following chart shows how the 1999 Executive Grants vest:

% of Initial Grants That     Date of Vesting              Value of Ugly Duckling Stock for at Least 10
Vest                                                      Consecutive Trading Days at Any Time Before,
                                                          on or After the Vesting Date (1)

First 20%                    March 2, 2000                $10.28 per share or internal targets
Second 20%                   March 2, 2001                $11.30 per share or internal targets
Third 20%                    March 2, 2002                $12.43 per share or internal targets
Fourth 20%                   March 2, 2003                $13.67 per share or internal targets
Fifth 20%                    March 2, 2004                $15.04 per share or internal targets
or 100%                      March 2, 2006                No condition

(1) Vesting requires meeting either the stock price target (as set forth in the table) or certain "internal targets". The internal targets are 70% of budgeted profit and at least 100% of an established collection results measure for a given year as established by the Compensation Committee. Management will propose to the chairman for the Compensation Committee's review and approval new "budgeted profit" and "collection results" measures for years two through five consistent with and substantially similar to those established in year one, absent changes for which management must justify and obtain approval.

Ugly Duckling believes that these option grants are material in the aggregate. As such, they will have the effect of diluting the ownership interest of Ugly Duckling's existing stockholders.

During 1999, we also considered and approved stock option grants under Ugly Duckling's Incentive Plan to several of our other officers and employees who were not executive officers. These options to non-executive officers were granted at or above fair market value with all of the 1999 grants subject to vesting over a 5 year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant, and expiring 10 years after the grant date.

On February 15, 2000, we considered and approved certain 2000 stock option awards. See " - Compensation of Executive Officers, Benefits and Related Matters
- Recent Option Grants In 1999." Stock option grants to Ugly Duckling officers for 1999 and thus far in 2000 were made in accordance with the compensation philosophy and specific objectives discussed in this report. See " -- Overview of Compensation Philosophy and Objectives"

Senior management is currently developing for the Board's review and Compensation Committee approval a comprehensive stock option incentive program and methodology that will be designed to accomplish the following objectives, among others: 1) attract and retain talented management and directors; 2) incent current senior management members and other key employees throughout the company; and 3) ensure consistent incentive treatment of comparably positioned management and key employees.

Other Benefits

Ugly Duckling's executive officers receive certain perquisites. They are also eligible to participate in benefit programs designed for all of Ugly Duckling's full time employees. These programs include medical, disability and life insurance and savings programs qualified under Section 401(k) of the Internal Revenue Code.

Chief Executive Officer Compensation

Mr. Garcia was Ugly Duckling's founder and served as the Company's Chief Executive Officer from Ugly Duckling's start in 1992 until July of 1999. On an annual basis, we reviewed and approved the compensation of Mr. Garcia. For 1999, Mr. Garcia was paid $92,416. We reviewed in advance and gave prior approval for this salary. Prior to 1999, he had never participated in either Ugly Duckling's Incentive Plan or Executive Plan. On March 2, 1999, we determined and approved a stock option grant to Mr. Garcia for 100,000 shares of Ugly Duckling common stock (Garcia Stock Option). The Garcia Stock Option was granted under the Executive Plan and on the terms described for the 1999 Executive Grants. The Garcia stock option will continue to vest as long as Mr. Garcia remains Chairman of Ugly Duckling. In addition to the above compensation, Mr. Garcia has the use of a company car. Mr. Garcia also receives standard benefits, including participation in Ugly Duckling's 401(k) plan.

Mr. Sullivan has been the President of Ugly Duckling since March of 1996 and became the Chief Executive Officer in July of 1999. We reviewed and approved Mr. Sullivan's compensation throughout this time frame. In 1999, Mr. Sullivan was paid a base salary of $200,000, a bonus of $60,000 and he received 125,000 options under the Executive Plan (as previously noted). In addition to the above compensation, Mr. Sullivan receives the use of a company car and standard benefits, including participation in Ugly Duckling's 401(k) plan. In February of 2000, we reviewed and approved for Mr. Sullivan for 2000 a salary of $250,000 and a performance based bonus program tied to the achievements of key company objectives related to loan performance, earnings per share and profitability that could result in the payment to him of up to an additional $150,000.

We believe that the compensation of our chief executive officers in 1999 and for 2000 (including base salary, cash bonuses and stock option awards) were and are below the level of compensation paid to chief executive officers of comparable, publicly-held automobile finance companies, and other companies comparable to Ugly Duckling.

As the members of the Compensation Committee, we approved the compensation of Mr. Garcia, Mr. Sullivan and Ugly Duckling's other executive officers for 1999, following the principles and procedures outlined in this report.(1)

                             Compensation Committee

                     Christopher D. Jennings Frank P. Willey


--------
(1) Pursuant to Item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission, neither the "Compensation Committee Report on Executive Compensation" nor the material under the caption "Stockholder Return Performance Graph" shall be deemed to be filed with the Commission for purposes of the Securities Exchange Act of 1934, nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by Ugly Duckling under the Securities Exchange Act of 1934 or the Securities Act of 1933.

                      Stockholder Return Performance Graph

         Set forth below is a line graph comparing the percentage change during the relevant period in the cumulative total stockholder return on our common stock against the cumulative return on the Nasdaq Market Index as well as the MG Group Index 744 -- Auto Dealerships (Industry Group Index). We use the MG Group Index 744 -- Auto Dealerships because we believe it closely reflects our peer group. The Industry Group Index is composed of companies engaged in the specialty retail of new and used automobiles and other vehicles through the operation and/or franchising of dealerships. The relevant performance period for the graph is for the period June 18, 1996 through December 31, 1996, and for the years ended December 31, 1997, 1998, and 1999. The graph assumes that $100 was invested on June 18, 1996 (the date our common stock began trading on Nasdaq following our initial public offering) in our stock and in each of the indices, and that any dividends were reinvested quarterly. Ugly Duckling has never paid any dividends. The data source for the below graph and table is Media General Financial Services, Inc.





                   [Graph of Stockholder Return Performance]









                        6/18/96    12/31/96    12/31/97     12/31/98    12/31/99
Ugly Duckling            100.00     209.40       91.28        49.66       73.83
MG Group Index 744       100.00      99.18      116.50       141.01       137.1
Nasdaq Market Index      100.00     107.59      131.61       185.62      327.38
SIC Code Index           100.00     107.59       70.39        84.78       55.32

           Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks and no officer or former officer of ours has ever been a member of our board's Compensation Committee. See "Certain Relationships and Related Transactions."

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Prior to 1992, when he founded Ugly Duckling, Ernest C. Garcia II was involved in various real estate, securities, and banking ventures. Arising out of two transactions in 1987 between Lincoln Savings and Loan Association (Lincoln) and entities controlled by Mr. Garcia, the Resolution Trust Corporation, which ultimately took over Lincoln, asserted that Lincoln improperly accounted for the transactions and that Mr. Garcia's participation in the transactions facilitated the improper accounting. Facing severe financial pressures, Mr. Garcia agreed to plead guilty to one count of bank fraud, but in light of his cooperation with authorities both before and after he was charged, was sentenced to only three years probation, which has expired, was fined $50 (the minimum fine the court could assess), and during the period of his probation, which ended in 1996, was banned from becoming an officer, director or employee of any federally-insured financial institution or a securities firm without governmental approval. In separate actions arising out of this matter Mr. Garcia agreed not to violate the securities laws, and filed for bankruptcy both personally and with respect to certain entities he controlled. The bankruptcies were discharged by 1993.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the most recent fiscal year, we have maintained business relationships and engaged in certain transactions with the affiliated companies and parties described below. Our plan is that any significant future transactions between us and our affiliated entities, executive officers, directors, or significant stockholders will receive approval of a majority of our independent directors, will be fair and generally will be on terms no less favorable to us than we could obtain from non-affiliated parties.

On December 30, 1999 Ugly Duckling sold its Cygnet Dealer Finance division (CDF) to an entity controlled by Mr. Garcia for an amount equal to the book value of CDF, approximately $37.5 million. This transaction occurred after several attempts by Ugly Duckling to sell or finance CDF, including the retention and effort of an investment banking firm to sell CDF in the first quarter of 1999. The purchase price of CDF was paid through the assumption by the buyer of approximately $8 million of outstanding debt owed by the Company to Verde
Investments, Inc., an affiliate of Mr. Garcia; a $12 million, ten-year promissory note from the buyer to the Company that is guaranteed by Verde; and the remainder in cash. The Company also received warrants to acquire up to 50% of the buyer for $1, exercisable beginning two years from close though five years after the note is paid in full. The warrants would be forfeited in the event that the $12 million note is repaid in full within one year. The percentage of the buyer purchasable under the warrants would be reduced to 25% if the note were reduced to $4 million within two years and to 10% if the warrant were paid in full within two years. As part of the transaction, the board requested and received a fairness opinion from an investment banking firm and the transaction was reviewed by the Special Transaction Committee of the Board.

In December, 1999, Verde Investments Inc., an affiliated company owned by Ernest
C. Garcia, II, the Company's Chairman, acquired at a 10% discount all of the sale-leaseback properties sold to an unrelated investment company in March of 1998. We acquired the option to purchase these properties at Verde's purchase price at any time until December 31, 2000. Under the terms of the sale of Cygnet Dealer, the term of the option was extended and now the option expires simultaneously with our receiving payment in full of the $12 million note receivable arising from the sale of Cygnet Dealer or December 31, 2000, whichever comes later.

Verde has been one of our lenders for several years. As noted above, Ugly Duckling was released of all liability under its loan with Verde as part of the Cygnet Dealer Finance sale. Mr. Garcia, our Chairman and Chief Executive Officer, is also the President and sole stockholder of Verde.

We believe that it is important for our directors and officers to be stakeholders in Ugly Duckling. With this in mind, in September 1997, our board approved a directors' and officers' stock repurchase program (D&O Stock Purchase Program). The program provided loans of up to $1.0 million in total to our directors and senior officers to assist them in purchasing our common stock on the open market from time-to-time. The D&O Stock Purchase Program provides for unsecured loans, with interest at 10% per year, and interest and principal payments due at the end of each loan term. These loans were amended to make them due on demand by Ugly Duckling effective in 1999. During 1997, senior officers purchased 50,000 shares of common stock under the program and we advanced

$500,000 for these purchases. During 1998, senior officers purchased an additional 40,000 shares of common stock under the program and we advanced approximately $400,000 for these purchases. Through March 15, 2000 there were no additional purchases of common stock under the program. In addition, there have been no principal payments and minimal interest payments made to Ugly Duckling since the program began. The table that follows provides additional information on the D&O Stock Purchase Program for each of our executive officers as of year end 1999.

During August of 1999, we made loans to Mr. Darak, our Senior Vice President and Chief Financial Officer, and to Mr. Addink, our Senior Vice President and Treasurer. The loans were employee advances. The indebtedness is unsecured, with interest at 10% per year, and principal and interest due upon demand. There have been no interest or principal payments made by Mr. Darak or Mr. Addink to Ugly Duckling since the inception of the loans, or on the September 1998 or October 1998 loans to Mr. Darak. The table that follows provides additional information on outstanding loans to our executive officers.


Name & title of executive officer               Nature of debt        Date debt    Principal Balance Of Debt     Number of
                                                                      incurred            At 12/31/               Shares
                                                                                                                Purchased (#)

Gregory B. Sullivan, CEO, President, &          D&O Stock Purchase   11/97 & 5/98         $198,126                20,000
     Director                                        Program
Steven T. Darak, Sr. VP & CFO                   D&O Stock Purchase   11/97                $100,000                10,000
                                                     Program

Steven P. Johnson, former Sr VP, Genl Counsel   D&O Stock Purchase   11/97                $100,000                10,000
     & Secretary(1)                                  Program
Donald L. Addink, Sr. VP - Treasurer            D&O Stock Purchase   11/97                $100,000                10,000
                                                Program

Steven A. Tesdahl, Sr. VP & CIO of Ugly         D&O Stock Purchase   5/98                  $98,126                10,000
     Duckling Car Sales                              Program

Other Senior Officers(1)                        D&O Stock Purchase   11/97                $100,000                10,000
                                                     Program
TOTAL for D&O Stock Purchase Program            D&O Stock Purchase   11/97 & 5/98         $696,252                70,000
                                                     Program
Steven T. Darak, Sr. VP & CFO                   Employee Advance     9/98,                $368,684                  --
                                                                     10/98 & 8/99
Don Addink, Sr. VP-Treasurer                    Employee Advance     8/99                 $218,942                  --

   (1) As of December 31, 1999, Mr. Johnson and Ugly Duckling mutually agreed to terminate their employment relationship. In addition, Mr. Ray Fidel and Ugly Duckling also terminated their employment relationship on December 30, 1999. In connection with these terminations, the principal balance of the debt was reduced to zero in exchange for the company receiving the Ugly Duckling stock initially purchased by them under the D&O Stock Purchase Program. Mr. Johnson's and Mr. Fidel's exchanges occurred in March of 2000.

Since April 1998, Mr. Jennings, one of our directors, has been a managing director of Friedman, Billings, Ramsey & Co., Inc., which makes a market in our common stock and from time to time may provide investment banking and other services to us.

                             ADDITIONAL INFORMATION

Matters Which May Come Before the Meeting

Presently, we know of no matters to be presented for action at the meeting other than items listed on the proxy card. If, however, other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote on these other matters in accordance with their judgment. By signing the proxy card, you are conferring the authority to vote upon the persons indicated on the card. This authority includes discretionary authority to vote your shares in accordance with the proxy holders' judgment with respect to all matters which properly come before the meeting in addition to the scheduled items.

Outstanding Shares

On the record date, April 3, 2000, ________shares of common stock, par value $.001 per share, were outstanding net of shares we hold in our treasury. Each share is entitled to one vote. We have no other voting securities outstanding.

How We Solicit Proxies

We pay the cost of proxy solicitation with solicitation made by use of mail, personally, or by telephone or telegraph. In addition, we have retained Corporate Investor Communications, Inc. to help solicit proxies for a fee of $______, plus out-of-pocket expenses. We also reimburse banks, brokers and other nominees for their expenses in mailing these materials to you and obtaining your voting instructions. We may ask our directors and employees to solicit proxies without compensating them for their efforts.

Independent Accountants

Our principal independent public accounting firm for the fiscal year ended December 31, 1999 was KPMG LLP. We have retained KPMG as our principal accounting firm for the current fiscal year. A KPMG representative will attend the meeting to respond to questions and to make any statement he or she would like to make.

Proposals of Stockholders

To permit us and our stockholders to deal with stockholder proposals in an informed and orderly manner, our By-Laws establish advance notice procedures and requirements for any proposal (other than by or at the direction of our board) to nominate candidates for election to the board of directors and with regard to certain matters to be brought before any annual meeting of stockholders. These advance notices require, among other things, that:

o Notice to nominate candidates for the board: Candidates for the board require notice to be received by us not less than 90 days prior to the anniversary date of the immediately preceding annual meeting.

o Notice with regard to certain matters: Certain matters to be brought before a meeting require notice to be received by us not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. However, in the event the annual meeting date is not within 30 days before or after the anniversary date, notice by the stockholder must be received by us not later than the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed or the public disclosure of the annual meeting date, whichever occurs first.

Under these provisions, any nomination for the board of directors for our 2001 annual meeting must be received by us no later than February 23, 2001 and notice of other matters to be brought before the meeting must be received no earlier than February 23, 2001 and no later than March 24, 2001. Notice must be in writing and received by our Secretary. A copy of the applicable By-Law provisions may be obtained, without charge, upon written request to our Secretary at the address set forth below.

For us to include a proposal in the proxy statement, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission. One of the requirements is that proposals be received by us in a timely manner as prescribed by the rules. If you want to submit a proposal for possible inclusion in our 2001 proxy statement, the proposal must be received by us at our principal executive offices at the address set forth below no later than December 5, 2000. Generally, proposals we receive after that date would not be included in the proxy statement or acted upon at our 2001 annual meeting.

List of Stockholders of Record

A list of our stockholders of record will be available at the meeting and for 10 days prior to the meeting at our address provided below.

Annual Report/Form 10-K

We have provided to each person whose proxy is being solicited a copy of our 1999 Annual Report to Stockholders (including our Form 10-K with financial statements and schedules, and a list of exhibits to the 10-K). If you did not receive a copy of our Annual Report or if you would like an additional copy, we will provide you one free of charge, if you write to our Chief Financial Officer at Ugly Duckling Corporation, 2525 East Camelback Road, Suite 500, Phoenix, AZ 85016. The Form 10-K exhibits are also available, if you make your request for these in writing and you reimburse us for photocopying.

Stockholders are invited to keep current on Ugly Duckling's latest news releases and other developments throughout the year by way of the Internet. Our corporation web site can be accessed by setting your World Wide Web browser to http://www.uglyduckling.com for regularly updated information.

Questions?

If you have questions or need more information about the meeting, write to:

               Ugly Duckling Corporation
               2525 East Camelback Road, Suite 500
               Phoenix, Arizona 85016
               Attn: Secretary

Or call us at (602)852-6600.

Your Vote Is Important

Your vote is important. Please fill out, sign, date and return the accompanying proxy card in the envelope provided as soon as possible whether or not you plan to attend the meeting.

By order of the Board of Directors,



Jon D. Ehlinger
General Counsel and
Secretary

Phoenix, Arizona
April 10, 2000

                                    ANNEX A

                              PROPOSED AMENDMENT TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                            UGLY DUCKLING CORPORATION


1.       Article V is hereby amended to read in its entirety:

                                  ARTICLE FIVE

A. The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of Common Stock that the corporation shall have authority to issue shall be [100,000,000], and each of such shares shall have a par value of $.001; and the total number of shares of Preferred Stock that the corporation shall have the authority to issue shall be 10,000,000, and each of such shares shall have a par value of $.001.

B. Shares of Common Stock may be issued out of unissued shares of Common Stock from time to time in one or more series as may from time to time be determined by the Board of Directors of the corporation, by resolution or resolutions, each of said series to be distinctly designated. The voting powers, preferences and relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions thereof, if any, of each such series may differ from those of any and all other series of Common Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, if any, of each such series. One series of Common Stock shall be designated as Series A Common Stock ("Series A Common Stock"). The total number of shares of Series A Common Stock which the corporation shall have the authority to issue shall initially be 75 million, and the total number of shares which the corporation shall have the authority to issue for all other series of Common Stock shall initially be 25 million. When the filing of this Amendment to the amended and restated certificate of incorporation becomes effective, each share of Common Stock outstanding immediately prior thereto shall thereupon automatically be converted without any action by the holder thereof into one share of Series A Common Stock, and all warrants, options and other rights to acquire shares of Common Stock existing immediately prior to the Amendment becoming effective, will be converted into a right to acquire the same number of shares of Series A Common Stock (and outstanding certificates that immediately prior to the Amendment becoming effective had represented shares of Common Stock shall thereupon without any action by the holder thereof represent an equivalent number of shares of Series A Common Stock despite the absence of any indication thereon to that effect).

C. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors of the corporation, each of said series to be distinctly designated. The voting powers, preferences and relative, participating, optional, and other special rights, and the qualifications, limitations, or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of each such series.

D. The corporation hereby designates 1,000,000 shares of Preferred Stock as Series A Preferred Stock, which shares shall have the following rights, powers, privileges, preferences, designations and limitations:

1.       Designation and Rank.

     The Series A Preferred Stock shall rank prior to the Common Stock and to all other classes and series of equity securities of the corporation now or hereafter authorized, issued or outstanding (such other classes and series of equity securities collectively may be referred to herein as the "Junior Stock"), other than any classes or series of equity securities of the corporation ranking on a parity with (the "Parity Stock") or senior to (the "Senior Stock") the Series A Preferred Stock as to dividend rights and rights upon liquidation, winding up or dissolution of the corporation. The Series A Preferred Stock shall be junior to all outstanding debt of the corporation. The Series A Preferred Stock shall be subject to creation of Senior Stock, Parity Stock and Junior Stock to the extent not expressly prohibited herein, and the provisions hereof.

2.       Dividends.

A. The holders of record of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the corporation, out of any funds of the corporation legally available therefor, cumulative cash dividends ("Dividends") at the per annum rates set forth below, which shall accrue from December 31, 1995, and be payable quarterly in arrears on the last day of March, June, September and December, in each year, commencing March 31, 1996, or, if such day is a non-business day, on the next business day, without interest (each of such dates, a "Dividend Payment Date").

    January 1, 1996 - December 31, 1996                           12%
    January 1, 1997 - December 31, 1997                           13%
    January 1, 1998 - December 31, 1998                           14%
    January 1, 1999 - December 31, 1999                           15%
    January 1, 2000 - December 31, 2000                           16%
    January 1, 2001 - December 31, 2001                           17%
    January 1, 2002 and thereafter                                18%

     Each declared Dividend shall be payable to holders of record as they appear on the stock books of the corporation at the close of business on the applicable record date, which shall be not more than 30 nor less than 10 calendar days preceding the Dividend Payment Date therefor, as determined by the Board or a duly authorized committee thereof (each of such dates, a "Record Date"). Dividends on each share of Series A Preferred Stock shall accrue and be cumulative from the date of issuance thereof, whether or not there shall be profits, surplus or other funds of the corporation legally available for the payment of such Dividends at the time such Dividends shall accrue or become due and whether or not such Dividends are declared. Accrued and unpaid Dividends for any prior Dividend periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

B. Unless full Dividends on the Series A Preferred Stock at the rates set forth in paragraph C.2.A. above shall have been paid or declared and a sum sufficient for the payment thereof set apart: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any Common Stock or any other Junior Stock and (ii) no Common Stock shall be purchased, redeemed or acquired by the corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock or any other Junior Stock from directors, officers or employees of the corporation pursuant to agreements under which the corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment.

3.       Liquidation Preference.

A. In the event of any liquidation, dissolution or winding up of the corporation, either voluntarily or involuntarily, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of Common Stock of the corporation or any other Junior Stock, an amount equal to the Issuance Price for each share of Series A Preferred Stock plus all Dividends due and not paid on such shares (the "Liquidation Payment"). If upon such liquidation, dissolution or winding up of the corporation the assets of the corporation are insufficient to pay the Liquidation Payment in full on each share of Series A Preferred Stock, then such assets as are available for distribution to the holders of the Series A Preferred Stock shall be distributed ratably among such holders. Unless specifically designated as Junior Stock or Senior Stock with respect to the distribution of assets, all other series or classes of Preferred Stock shall rank on a parity with the Series A Preferred Stock with respect to the distribution of assets. All of the preferential amounts to be paid to the holders of the Series A Preferred Stock and any Parity Stock under this paragraph shall be paid or set apart for payment before the payment or setting apart for payment of any amount for or the distribution of any assets of the corporation to the holders of the Common Stock in connection with such liquidation, dissolution or winding up.

B. A consolidation or merger of the corporation with or into any other corporation where less than 50% of the outstanding voting securities of the surviving corporation are held by the shareholders of the corporation existing immediately prior to the consolidation or merger or a sale of all or substantially all of the assets of the corporation, shall be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this paragraph C.3.

4.       Voting Rights.

A. Except as provided in C.4.B. below, or as otherwise from time to time required by applicable law, the shares of Series A Preferred Stock shall not entitle the holder thereof to any voting rights in the corporation.

B. The approval of 662/3% of the outstanding shares of the Series A Preferred Stock, voting separately as a class, shall be required to authorize any action of the corporation which (i) changes the rights, preferences or privileges of the shares of the Series A Preferred Stock, or (ii) creates any new class of stock having preference over or being on a parity with the shares of the Series A Preferred Stock as to distributions upon the liquidation, winding up or dissolution of the corporation. If Dividends for an entire calendar year have not been declared and paid within 30 days after the end of the calendar year, then until said Dividends are paid, holders of Series A Preferred Stock shall be entitled to vote in the election of members of the Board of Directors of the corporation. In such event, each share of Series A Preferred Stock shall entitle the holder thereof to ten votes in the election of members of the Board of Directors and said votes may be cumulated in accordance with applicable law. At any time that holders of Series A Preferred Stock are entitled to vote in the election of members of the Board of Directors, the holders of 25% of the outstanding shares of the interest of Series A Preferred Stock may call a special meeting of the Board of Directors in accordance with the Bylaws of the corporation.

5. Right of Redemption. The corporation shall have the right to redeem the Series A Preferred Stock, in whole or in part, from time to time at any time, except as otherwise prohibited by law, at the Issuance Price per share, plus an amount equal to all accrued and unpaid Dividends (whether or not any such Dividend has been declared, but without interest thereon) to the date such payment is made available in full to holder of shares of Series A Preferred Stock (the "Redemption Price"). If fewer than all of the shares of Series A Preferred Stock are to be redeemed at any time, selection of shares for redemption shall be made by the Board of Directors of the corporation on a pro rata basis or in such other equitable manner as the Board shall determine. The corporation shall cause a notice of the record date set by the Board of Directors for the payment of the Redemption Price (the "Redemption Date") to be mailed to the holders of the Series A Preferred Stock to be redeemed at least 30 days prior to the Redemption Date. Following the Redemption Date, unless this corporation defaults in payment the Redemption Price on the Redemption Date, the holders of the shares of Series A Preferred Stock called for redemption shall cease to have any rights as stockholders of the corporation with respect to such shares called for redemption except the right to receive the Redemption Price upon surrender of the certificate or certificates representing the shares of Series A Preferred Stock called for redemption, endorsed for transfer to the corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

6. Transfer. The corporation shall keep a register in which the corporation shall register the transfer of any shares of Series A Preferred Stock. Upon presentment for registration of transfer of a certificate representing shares of Series A Preferred Stock (accompanied by such stock assignments or stock powers as the corporation may require), the corporation shall cancel such certificate and shall execute and issue to the transferor and/or transferee new certificates aggregating a number of shares of Series A Preferred Stock as is equal to the number represented by the canceled certificate.

PROXY                                                                      PROXY

                            UGLY DUCKLING CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - May 23, 2000

   I appoint Gregory B. Sullivan, Steven Darak and Jon D. Ehlinger, individually and together, proxies with full power of substitution, to vote all my common stock of Ugly Duckling Corporation which I have the power to vote, at the Annual Meeting of Stockholders to be held at The Hilton Squaw Peak, 16th Street and Morton, Phoenix, Arizona 85020 on May 23, 2000, at 4:00 p.m. (Arizona Time) and at any adjournments or postponements of the meeting. In the absence of specific voting directions from me, my proxies will vote in accordance with the Directors' recommendations on the reverse side of this card. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.
   Unless otherwise marked, this proxy will be voted FOR the election of director nominees and the amendment to the certificate of incorporation to authorize the creation of "blank check" common stock.
     YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                       FOLD AND DETACH HERE

                            Ugly Duckling Corporation
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


The Board of Directors recommends a vote FOR Proposal 1.

1.  ELECTION OF DIRECTORS:            For         Withhold      For All Nominees
                                      All          All           Except Those
                                    Nominees     Nominees        Written Below
                                      [ ]          [ ]               [ ]

    Nominees:  Ernest C. Garcia II,
    Christopher D. Jennings, John N. MacDonough,
    Gregory B. Sullivan, Frank P. Willey

    --------------------------------------------
    Except nominee(s) written above. To withhold authority to vote for any individual nominee, write name(s) of nominee(s) above.




2.       AMENDMENT TO CERTIFICATE OF INCORPORATION      FOR    AGAINST   ABSTAIN
                                                        [ ]      [ ]       [ ]

    To approve and adopt an amendment to our certificate of incorporation to authorize the creation of "blank check" common stock.

Please sign exactly as name(s) appear on your common stock certificates. If acting as an executor, administrator, trustee, custodian, guardian, etc., you should so indicate in signing. If the stockholder is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

-----------------
Date

--------------------------------------
Signature

--------------------------------------
Signature
    This proxy, when properly executed will be voted as you specify above. If no specific voting directions are given by you, this proxy will be voted FOR the listed proposal(s) and, with respect to such other business as may properly come before the meeting, or any adjournments or postponements in accordance with the discretion of the appointed proxy.

    PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.




--------------------------------------------------------------------------------

                        FOLD AND DETACH HERE